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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2003 of Comfort Systems USA, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Gordon Beittenmiller, Vice President and Chief Financial Officer of the Company, certify that, to my knowledge, (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ J. Gordon Beittenmiller
                                                   -----------------------------
                                                   J. Gordon Beittenmiller
                                                   Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)



May 5, 2003